Exhibit 10.1

CONSENT AND AMENDMENT NO. 5 TO

CREDIT AGREEMENT

This CONSENT AND AMENDMENT NO. 5 TO CREDIT AGREEMENT (this “Amendment”) dated as of March 31, 2021, is entered into by and among ONDECK ASSET FUNDING II LLC, a Delaware limited liability company (“Company”), the Lenders party hereto, which constitute the Requisite Lenders, and ARES AGENT SERVICES, L.P., as Administrative Agent for the Lenders (in such capacity, “Administrative Agent”).

RECITALS:

WHEREAS, Company, the Lenders party thereto from time to time, the Administrative Agent, ARES AGENT SERVICES, L.P., as Collateral Agent, and WELLS FARGO BANK, N.A., as Paying Agent, entered into a Credit Agreement, dated as of August 8, 2018 (as amended by Amendment No. 1 to Credit Agreement, dated as of May 19, 2020, Amendment No. 2 to Credit Agreement, dated as of June 10, 2020, Amendment No. 3 to Credit Agreement, dated as of October 2, 2020, Amendment No. 4 to Credit Agreement, dated as of November 20, 2020 and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made advances and other financial accommodations to Company. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement, as amended hereby;

WHEREAS, Company, the Requisite Lenders and the Administrative Agent desire to amend the Credit Agreement as set forth herein subject to the terms and conditions set forth herein; and

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

The Credit Agreement is, effective as of the Fifth Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 4.1 hereof, hereby amended as follows:

1.1Section 1.1 of the Credit Agreement. The following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“Financial Officer Certification” means, with respect to the financial statements for which such certification is required, the certification of the chief financial officer (or the equivalent thereof) of Enova that such financial statements fairly present, in all material respects, the financial condition of Enova and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year‑end adjustments.

““Transitional Period” means, the period beginning upon the occurrence of an Enova Merger Change of Control and continuing through June 30, 2021.”

1.2Section 5.1 of the Credit Agreement. Section 5.1(a) – (e) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)Quarterly Financial Statements.  Promptly after becoming available, and in any event within forty-five (45) days after the end of each Fiscal Quarter (other than the fourth Fiscal Quarter) of each Fiscal Year, (i) the consolidated balance sheet of Enova as at the end of such Fiscal Quarter and the related consolidated statements of income, stockholders’ equity and cash flows of Enova for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, all in reasonable detail, together with a Financial Officer Certification with respect thereto and (ii) the unaudited consolidated balance sheets of Holdings as at the end of such Fiscal Quarter and the related consolidated statements of income of Holdings for such Fiscal Quarter, in reasonable detail, together with a Financial Officer Certification with respect thereto;

(b)Annual Financial Statements.  Promptly after becoming available, and in any event within ninety (90) days after the end of each Fiscal Year, (i) the consolidated balance sheets of Enova as at the end of such Fiscal Year and the related consolidated statements of income, stockholders’ equity and cash flows of Enova for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year, in reasonable detail, together with a Financial Officer Certification with respect thereto; (ii) with respect to such consolidated financial statements a report thereon of PricewaterhouseCoopers LLP or other independent certified public accountants of recognized national standing as to going concern and scope of audit, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Enova as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards); (iii) the balance sheets of Company as at the end of such Fiscal Year and the related consolidated statements of income, stockholders’ equity and cash flows of Company for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year, in reasonable detail, together with a Financial Officer Certification with respect thereto and (iv) the unaudited consolidated balance sheets of Holdings as at the end of such Fiscal Year and the related consolidated statements of income of Holdings for such Fiscal Year, in reasonable detail, together with a Financial Officer Certification with respect thereto;

(c)Compliance Certificates.  Together with each delivery of financial statements of Enova and Holdings pursuant to Sections 5.1(a) and (b), a duly executed and completed Compliance Certificate;

(d)Statements of Reconciliation after Change in Accounting Principles.  If, as a result of any change in accounting principles and policies from those used in the preparation of the Historical Financial Statements, the consolidated financial statements of (i) Enova, (ii) Holdings and (iii) Company delivered pursuant to Section 5.1(a) or 5.1(b) will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then, together with the first delivery of such financial statements after such change, one or more statements of reconciliation for all such prior financial statements in form and substance reasonably satisfactory to Administrative Agent (acting with the consent of, or at the direction of, the Requisite Lenders);

(e)Public Reporting.  The obligations with respect to the financial statements of Enova in Sections 5.1(a) and (b) may be satisfied by furnishing, at the option of Enova, the applicable financial statements as described above or an Annual Report on Form 10-K or Quarterly Report on Form 10-Q for Enova for any Fiscal Year, as filed with the U.S. Securities and Exchange Commission.”

SECTION 2.  CONSENT

2.1No Additional Statement of Reconciliation. The Lenders and the Administrative Agent hereby agree that (a) notwithstanding Section 5.1(d) of the Credit Agreement, no statement of reconciliation to the Historical Financial Statements will be required to be delivered with the consolidated financial statements relating to the Fiscal Year ending December 31, 2020 or the Fiscal Quarter ending March 31, 2021 as a result of the modification set forth in Section 1.2 of this Amendment and (b) no breach of Section 5.1(d) shall occur solely as a result of the failure to deliver to deliver a statement of reconciliation to the Historical Financial Statements for the Fiscal Year ending December 31, 2020 or the Fiscal Quarter ending March 31, 2021.

SECTION 3.REPRESENTATIONS AND WARRANTIES

In order to induce the Administrative Agent and the Lenders party hereto to enter into this Amendment, Company represents and warrants to the Administrative Agent and each Lender, on the Fifth Amendment Effective Date, that the following statements are true and correct, it being understood and agreed that the representations and warranties made on the Fifth Amendment Effective Date are deemed to be made concurrently with the consummation of the transactions contemplated hereby:

3.1Due Authorization. The execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of Company.

3.2Binding Obligation. This Amendment has been duly executed and delivered by Company and is the legally valid and binding obligation of Company enforceable against Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

3.3Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects on and as of the Fifth Amendment Effective Date as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.

3.4Absence of Certain Circumstances.

(a)No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Early Amortization Event, a Default, an Event of Default or a Servicer Default; and

(b)No Borrowing Base Deficiency shall have occurred and be continuing under the Credit Agreement or will result from the consummation of the transactions contemplated by this Amendment.

SECTION 4.    MISCELLANEOUS

4.1Conditions of Effectiveness. This Amendment shall become effective as of the date (such date, the “Fifth Amendment Effective Date”) on which:

(a) the Administrative Agent has received counterparts of this Amendment executed by Company, the Administrative Agent and the Lenders party hereto, which constitute the Requisite Lenders; and

(b) the Administrative Agent and the Lenders have received documentation and detail sufficient, in their reasonable discretion, with respect to changes to Holdings’ consolidated financial statements relating to the Fiscal Year ending December 31, 2020 made in connection with the Enova Merger Change of Control;

provided, that the Company shall have paid in full, within five (5) Business Days as of the Fifth Amendment Effective Date, (i) the Administrative Agent’s costs and expenses, including the fees and expenses of counsel to the Administrative Agent, in connection with this Amendment, (ii) the fees and expenses of counsel to the Lenders in connection with this Amendment and (iii) any and all fees owed pursuant to that certain Amendment Side Letter, dated as of date hereof, by and among Company, Holdings, the Lenders and the Administrative Agent.

4.2Reference to and Effect on the Credit Agreement and the Other Credit Documents.

(a)       On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Credit Documents and the Related Agreements to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.  This Amendment is hereby designated as a Credit Document for all purposes of the Credit Documents.

(b)This Amendment is hereby designated as a Credit Document.

(c)      Except as expressly set forth herein and that certain Amendment No. 1 to the Security Agreement, dated as of the date hereof, by and between the Company and the Administrative Agent, no other amendments, changes or modifications to the Credit Agreement and each other Credit Document are intended or implied, and in all other respects the Credit Agreement and each other Credit Document are and shall continue to be in full force and effect and are hereby in all respects specifically ratified, restated and confirmed by all parties hereto as of the Fifth Amendment Effective Date and Company shall not be entitled to any other further amendment by virtue of the provisions of this Amendment or with respect to the subject matter of this Amendment. To the extent of conflict between the terms of this Amendment and the other Credit Documents, the terms of this Amendment shall control. The Credit Agreement and this Amendment shall be read and construed as one agreement.

(d)      The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent, the Collateral Agent or the Paying Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

4.3RELEASE.  IN CONSIDERATION OF THE AMENDMENT CONTAINED HEREIN THE SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, Company, ON BEHALF OF ITSELF AND its SUBSIDIARIES, HEREBY IRREVOCABLY RELEASES AND FOREVER DISCHARGES the Administrative AGENT AND EACH LENDER AND EACH OF THEIR RESPECTIVE AFFILIATES AND ITS OFFICERS, PARTNERS, DIRECTORS, TRUSTEES, EMPLOYEES AND AGENTS (EACH, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS AND CAUSES OF ACTION WHATSOEVER WHICH ANY SUCH PERSON MAY NOW HAVE OR CLAIM TO HAVE ON AND AS OF THE DATE HEREOF AGAINST ANY RELEASED PERSON, WHETHER PRESENTLY KNOWN OR UNKNOWN, LIQUIDATED OR UNLIQUIDATED, SUSPECTED OR UNSUSPECTED, CONTINGENT OR NON-CONTINGENT, AND OF EVERY NATURE AND EXTENT WHATSOEVER WITH RESPECT TO THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED THEREBY (COLLECTIVELY, “CLAIMS”).  COMPANY REPRESENTS AND WARRANTS TO THE ADMINISTRATIVE AGENT AND EACH LENDER THAT NONE OF IT OR ITS SUBSIDIARIES HAS GRANTED OR PURPORTED TO GRANT TO ANY OTHER PERSON ANY INTEREST WHATSOEVER IN ANY CLAIM, AS SECURITY OR OTHERWISE.

4.4Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto, each of the Lenders and each of their respective successors and assigns.

4.5Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS

PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF.

4.6Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  The words “execution,” signed,” “signature,” and words of like import in this Amendment or in any other certificate, agreement or document related to this Amendment shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign).  The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

4.7Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

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IN WITNESS THEREOF, the parties hereto have caused this Amendment No. 5 to Credit Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ONDECK ASSET FUNDING II LLC,

as Company

By:

Name:

Title:

[Signature Page to Amendment No. 5 to Credit Agreement]

ARES AGENT SERVICES, L.P.,

as Administrative Agent

By: Ares Agent Services GP LLC,

its General Partner

By:
Name:
Title:

[Signature Page to Amendment No. 5 to Credit Agreement]

Liberty Mutual Insurance Company,

as a Class A Lender

By: Liberty Mutual Group Asset Management Inc., its Adviser

By:
Name:
Title:

[Signature Page to Amendment No. 5 to Credit Agreement]

Peerless Insurance Company,

as a Class A Lender

By: Liberty Mutual Group Asset Management Inc., its Adviser

By:
Name:
Title:

[Signature Page to Amendment No. 5 to Credit Agreement]

Employers Insurance Company of Wausau,

as a Class A Lender

By: Liberty Mutual Group Asset Management Inc., its Adviser

By:
Name:
Title:

[Signature Page to Amendment No. 5 to Credit Agreement]

The Ohio Casualty Insurance Company,

as a Class A Lender

By: Liberty Mutual Group Asset Management Inc., its Adviser

By:
Name:
Title:

[Signature Page to Amendment No. 5 to Credit Agreement]

LIBERTY MUTUAL FIRE INSURANCE COMPANY,

as a Class A Lender

By: Liberty Mutual Group Asset Management Inc., its Adviser

By:
Name:
Title:

[Signature Page to Amendment No. 5 to Credit Agreement]

SAFECO INSURANCE COMPANY OF AMERICA,

as a Class A Lender

By: Liberty Mutual Group Asset Management Inc., its Adviser

By:
Name:
Title:

[Signature Page to Amendment No. 5 to Credit Agreement]

ARES SECURED INCOME MASTER FUND LP,

as a Class A Lender

By: Ares Management LLC,

its Manager

By:
Name:
Title:

[Signature Page to Amendment No. 5 to Credit Agreement]

SONORAN CACTUS PRIVATE ASSET BACKED FUND, LLC,

as a Class B Lender

By:  Ares Cactus Operating Manager GP, LLC, its Manager

By:
Name:
Title:

[Signature Page to Amendment No. 5 to Credit Agreement]

GLENLAKE LOAN FUND, LLC,

as a Class B Lender

By:  Ares Management LLC, its Investment Manager

By:
Name:
Title:

[Signature Page to Amendment No. 5 to Credit Agreement]

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES OF SALI MULTI-SERIES FUND, L.P.,

as a Class B Lender

By:  Ares Management LLC, its investment subadvisor

By:
Name:
Title:

[Signature Page to Amendment No. 5 to Credit Agreement]

SA REAL ASSETS 20 LIMITED,

as a Class B Lender

By:  Ares Management LLC, its investment manager

By:
Name:
Title:

[Signature Page to Amendment No. 5 to Credit Agreement]

ARES ASSET-BACKED LOAN FUND LP,

as a Class B Lender

By:  Ares Capital Management III LLC, its

management company

By:
Name:
Title:

[Signature Page to Amendment No. 5 to Credit Agreement]